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                                                                    EXHIBIT 10.8


                  TERMINATION TO AMENDED ASSIGNMENT AGREEMENT
                            DATED APRIL 19, 1999 TO
                  THE OPERATING AND REVENUE SHARING AGREEMENT
                         ASANOL MANAGEMENT CORPORATION

BETWEEN CYBEROAD GAMING CORPORATION, (the "Assignor") and CYBEROAD.COM (ISLE OF
MAN) LIMITED, (the "Assignee"), evidences that:


As of September 1, 1999, the parties hereby acknowledge and agree to the termination of the above referenced agreement between the parties hereto, and all rights and obligations on behalf of the parties thereunder are null and void.

EXECUTION

This instrument may be executed in counterpart, in as many counterparts as may be necessary, each of which shall be deemed to be an original and each of which shall bear the date first written above.

ACKNOWLEDGED AND AGREED TO ON THE 1ST DAY OF SEPTEMBER, 1999

CYBEROAD GAMING CORPORATION             CYBEROAD.COM (ISLE OF MAN)


/s/  LAWRENCE COFIELD                   /s/  DAVID HARRIS
---------------------------             --------------------------
Lawrence Cofield,                       David Harris,
Director                                Director